              SCHEDULE 14A-INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                            VOLUNTEER BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:______

     (2)  Aggregate number of securities to which transaction applies: ________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):___________

     (4)  Proposed maximum aggregate value of transaction:________________

     (5)  Total fee paid: __________

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:  ____________________________
     (2)  Form, Schedule or Registration Statement No.:________________
     (3)  Filing Party: _____________________________
     (4)  Date Filed: _______________________________

                             VOLUNTEER BANCORP, INC.
                              210 EAST MAIN STREET
                          ROGERSVILLE, TENNESSEE 37857

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 16, 1998

                     INFORMATION CONCERNING THE SOLICITATION

         This statement is furnished in connection with the solicitation of proxies to be used at the Annual Meeting of Shareholders (the "Annual Meeting") of Volunteer Bancorp, Inc. (the "Company") to be held on April 16, 1998, at 6:00 P.M., local time, in the corporate offices of the Company at 210 East Main Street, Rogersville, Tennessee 37857 and at any adjournment or adjournments thereof.

         At the Annual Meeting, the shareholders will vote to elect five (5) directors and to ratify the selection of Welch & Associates, Ltd., as the Company's independent auditors for the year 1998. The affirmative vote of a plurality of the shares present or represented at the meeting, if a quorum exists, is required to elect the directors and to ratify the selection of Welch & Associates, Ltd., as the Company's independent auditors for the year 1998. The presence in person or by proxy of the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum.

         Shareholders are urged to sign the enclosed form of proxy and return it promptly in the envelope enclosed for that purpose. Proxies will be voted in accordance with the shareholder's directions. If no directions are given, proxies will be voted FOR the election of the nominees named herein as directors and FOR the ratification of the selection of Welch & Associates, Ltd., as the Company's independent auditors for the year 1998.

         The Board of Directors knows of no other business to be presented at the Annual Meeting. If any other business is properly presented, the person named in the enclosed proxy will use his discretion in voting the shares. The proxy may be revoked at any time prior to the voting thereof by written request to the Company at 210 East Main Street, Rogersville, Tennessee 37857, Attention:
H. Lyons Price, Secretary. The proxy may also be revoked by submission to the Company of a more recently dated proxy. The giving of the proxy will not affect the right of a shareholder to attend the Annual Meeting and vote in person.

         The solicitation of proxies in the enclosed form is made on behalf of the Board of Directors of the Company. The entire cost of soliciting these proxies will be borne by the Company. In addition to being solicited through the mails, proxies may be solicited personally or by telephone or telegraph by officers, directors and employees of the Company who will receive no additional compensation for such activities. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of shares held of record by such persons, who will be reimbursed for their reasonable expenses incurred in such connection. It is expected that this Proxy Statement will first be sent to shareholders on March 24, 1998.

                 SHAREHOLDERS' PROPOSALS FOR 1998 ANNUAL MEETING

         Shareholders' proposals intended to be presented at the 1999 Annual Meeting of Shareholders must be received by the Company no later than December 1, 1998, for inclusion in the Company's proxy statement and form of proxy relating to that meeting.

                          OUTSTANDING VOTING SECURITIES

         Only shareholders of record on March 15, 1998, are entitled to notice of and to vote at the Annual Meeting. On that date there were 539,027 shares of Common Stock issued and outstanding. The holder of each share of common stock is entitled to one vote on all matters submitted before the Annual Meeting or any adjournments of the Annual Meeting.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         As of March 15, 1998, the Company's records indicated that the following number of shares were beneficially owned by (i) each person known by the Company to beneficially own more than 5% of the Company's shares; (ii) directors and persons nominated to become directors of the Company and executive officers; and (iii) directors and executive officers of the Company as a group.

                                 Amount and Nature
     Name of                  of Beneficial Ownership           Percent
  Beneficial Owner              (Number of Shares)              of Class
  ----------------            -----------------------           ---------
(i)   Ralph T. Hurley                  85,500                     15.86%
      Route 2  Box 157
      Sneedville, TN 37869
(ii)  William E. Phillips(1)           21,735                      4.03
      Lawrence Gray(2)                 18,581                      3.45
      Shirley A. Price                  7,937                      1.47
      Reed D. Matney                    8,323                      1.54
      Leon Gladson                      3,663                         *
      Eddie Freeman                     1,832                         *
      G. Douglas  Price(3)             15,874                      2.94
      Gary E. Varnell(4)               16,200                      3.00
      Scott F. Collins                  1,587                         *
      H. Lyons Price                    6,105                      1.13
      George L. Brooks                  6,105                      1.13
      M. Carlin Greene                  9,158                      1.70
      Dr. Truett H. Pierce(5)          12,211                      2.26

      Neil D. Miller             11,090                       2.06
(iii) Directors and executive   140,401                      26.05%
      officers as a group (14
      persons)

-------------
*    Less than 1%
(1) Includes 12,211 shares owned by the Joe H. Wilson Trust, for which Mr. Phillips serves as Co-Trustee.
(2) Includes 12,211 shares owned jointly with his father, for which he disclaims voting and investment power.
(3) Includes 6,105 shares owned by his spouse, for which he disclaims voting and investment power.
(4)  Includes 200 shares owned jointly with his two sons.
(5) Includes 9,158 shares owned by his spouse, for which he disclaims voting and investment power.

                        PROPOSAL 1. ELECTION OF DIRECTORS

         At the Annual Meeting, five (5) directors are nominees for election to hold office for a three-year term or until their successors are elected and qualified. If any nominee should be unable to accept nomination or election as a director, which is not expected, the proxies may be voted with discretionary authority for a substitute designated by the Board of Directors. The election of a director requires the affirmative vote of a plurality of shares present or represented at the meeting.

                      Management of the Company recommends
                     the election of the following nominees:

                           Reed Matney
                           Shirley Price
                           Carlin Greene
                           Leon Gladson
                           Eddie Freeman

         Following is certain information regarding the directors, nominee directors and executive officers of the Company.

         REED D. MATNEY (48) has served as the President and Director since 1994. Mr. Matney was employed by First Union National Bank of Tennessee until April 1994 and he was employed by the Bank in May 1994.

         G. DOUGLAS PRICE (57) has served as Director since 1994. Mr. Price is employed as the Executive for Hawkins County, Tennessee.

         WILLIAM E. PHILLIPS (50) has served as Chairman of the Board since 1994. Mr. Phillips is an attorney with the law firm of Phillips and Hale in Rogersville, Tennessee.

         H. LYONS PRICE (63) has served as the Secretary/Treasurer and Director since 1994. Mr. Price was employed by First Union National Bank of Tennessee until June 1993.

         GARY E. VARNELL (51) has served as a Director of the Company since 1994. Mr. Varnell is the owner and operator of a retail office products store in Rogersville, Tennessee.

         DR. TRUETT H. PIERCE (70) has served as a Director of the Company since 1994. Dr. Pierce practices medicine in Sneedville, Tennessee.

         GEORGE L. BROOKS (68) has served as a Director of the Company since 1994. Mr. Brooks retired from Citizens Union Bank in 1993 and resides in Rogersville, Tennessee.

         SHIRLEY A. PRICE (63) has served as a Director of the Company since 1994. Ms. Price is an insurance agent in Rogersville, Tennessee.

         LEON GLADSON (72) has served as a Director of the company since 1994. Mr. Gladson is a retired businessman and resides in Rogersville, Tennessee.

         EDDIE FREEMAN (45) has served as a Director of the Company since 1995 and serves as Vice President and Manager of the Bank's Church Hill office.

         NEIL D. MILLER (78) has served as a Director of the Company since 1994. Mr. Miller is a farmer in Rogersville, Tennessee.

         M. CARLIN GREENE (55) has served as a Director of the Company since 1994. Mr. Greene is a real estate agent and farmer in Sneedville, Tennessee.

         SCOTT F. COLLINS (49) has served as a Director of the Company since 1994. Mr. Collins is the Hancock County Clerk & Master in Sneedville, Tennessee.

         LAWRENCE E. GRAY (53) has served as a Director of the Company since 1994 and serves as Executive Vice President of the Bank.

         No director of the company is a director or executive officer of another bank holding company, bank saving and loan association, or credit union.

                   INFORMATION REGARDING MEETINGS OF DIRECTORS

         During the last fiscal year, the Board of Directors of the Company held one meeting during 1997. The Directors of the Company also serve as directors of the Bank. The Board of Directors of the bank held 12 meetings in 1997. No director attended less than 75% of the meetings held by the Company or the Bank during 1997. The Directors received no compensation as directors of the Company but as directors of the Bank received $300 for each meeting attended.

         The Board of Directors has three committees. Messrs. Phillips, H. Lyons Price and Matney serve as the Executive Committee, Messrs. G. Douglas Price, Gladson and Collins serve as members of the Audit Committee and Messrs. Phillips, Matney, H. Lyons Price and G. Douglas Price serve as members of the Trust Committee. These persons receive no compensation as members of such committees.

                             EXECUTIVE COMPENSATION

         The following table sets forth the aggregate cash compensation paid by the Company to the chief executive officer to the Company. No other executive officer of the Company received cash compensation in excess of $100,000 (determined as of the end of 1997) for the years ended December 1997, 1996, and 1995.



                                            Annual Compensation
Name and Position                 Year           Salary ($)
-----------------                 ----           ----------
Reed D. Matney(1)                 1997            72,000
Chief Executive Officer           1996            66,000
                                  1995            65,000

--------------

(1)  Mr. Matney assumed the position of CEO effective November 21, 1996.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company expects to have in the future banking and other business transactions in the ordinary course of its banking business with directors, officers, and 10% beneficial owners of the Company and their affiliates, including members of their families, or corporations, partnerships, or other organizations in which such officers or directors have controlling interest, on substantially the same terms (including price, or interest rates and collateral) as those prevailing at the time for comparable transactions with unrelated parties. Any such banking transactions will not involve more than the normal risk of collectibility nor present other unfavorable features to the Company or the Bank. The law firm of Phillips & Hale, of which Chairman Phillips is a partner, serves as general counsel for the Company.

                  PROPOSAL 2. RATIFICATION OF AUTHORIZATION FOR
             THE AUDIT COMMITTEE TO SELECT 1998 INDEPENDENT AUDITORS

         The Board of Directors has authorized the selection of Welch & Associates, Ltd., as the Company's independent auditors for the year 1998. The selection is subject to approval by the shareholders not later than the date of the Annual Meeting. Welch & Associates, Ltd., has served as independent auditors of the Company since 1994 and for the year ended December 31, 1997. Representatives of the firm will be present at the Annual Meeting, have an opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

         The affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Meeting is required to authorize the selection of Welch & Associates, Ltd., as the Company's independent auditors for the year 1998.

         THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" RATIFICATION OF THE SELECTION OF WELCH & ASSOCIATES, LTD., AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE YEAR 1998.

                                  OTHER MATTERS

         The Board of Directors, at the time of the preparation of this Proxy Statement, knows of no business to come before the meeting other than that referred to herein. If any other business should come before the meeting, the persons named in the enclosed Proxy will have discretionary authority to vote all proxies in accordance with their best judgment.

         UPON THE WRITTEN REQUEST OF ANY RECORD HOLDER OR BENEFICIAL OWNER OF COMMON STOCK ENTITLED TO VOTE AT THE ANNUAL MEETING, THE COMPANY, WITHOUT CHARGE, WILL PROVIDE A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 1997, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. REQUEST SHOULD BE DIRECTED TO H. LYONS PRICE, SECRETARY, VOLUNTEER BANCORP, INC., 210 EAST MAIN STREET, ROGERSVILLE, TENNESSEE 37857.

                                 BY ORDER OF THE BOARD OF DIRECTORS

                                 William E. Phillips
                                 Chairman of the Board

Rogersville, Tennessee
March 20, 1998